UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sharon McCollam to Transition out of Chief Administrative and Financial Officer roles

On May 24, 2016, Best Buy Co., Inc. (the “Company”) announced that Sharon McCollam will be stepping down as the Company’s Chief Administrative and Financial Officer following the Company’s Regular Meeting of Shareholders on June 14, 2016. Ms. McCollam will remain employed with the Company in an advisory capacity to support the transition to her successor through the end of 2016. There has been no change to Ms. McCollam’s compensation or the other terms of her employment in connection with this transition.

Appointment of Corie Barry as Chief Financial Officer

On May 24, 2016, the Company announced that Corie Barry, age 41, has been appointed to serve as the Company’s Chief Financial Officer, effective June 14, 2016. Ms. Barry will report directly to Hubert Joly, the Company’s Chairman and Chief Executive Officer. Ms. Barry has been the Company’s Chief Strategic Growth Officer since 2015, during which time she has been leading the Company’s efforts to refine and implement its growth strategy. She also served as the interim leader of the Company’s services organization from 2015 until April 2016. Ms. Barry joined the Company in 1999 and has held various financial roles. From 2013 to 2015, she was Senior Vice President, Domestic Finance, responsible for all financial support, decision support and business development activities. From 2012 to 2013, she was Vice President, Chief Financial Officer and Business Development for the Home Business Group. From 2010 to 2012, she was Vice President, Finance for the Home Customer Solutions Group. Prior to Best Buy, Ms. Barry worked for Deloitte & Touche. She holds bachelor’s degrees in accounting and management from the College of St. Benedict.

In connection with her appointment, Ms. Barry will receive an annual base salary of $750,000, will be eligible for an annual cash-based short-term incentive for fiscal 2017 with a target incentive opportunity of 150% of her base salary. Subject to her continued employment, in fiscal 2017 she will be granted equity-based awards under the Company’s 2014 Omnibus Incentive Plan having a value of $1,750,000, half of which will be performance share awards and half of which will be performance- based restricted stock, on other terms consistent with the awards granted to the Company’s other executive officers. Ms. Barry will continue to be an “at-will” employee of the Company, and will have no specified term as Chief Financial Officer. She will be eligible for benefits available to executive officers generally, as outlined in the Company’s proxy statement filed on May 3, 2016.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	News release issued May 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: May 24, 2016	By:	/s/ KEITH J. NELSEN
Keith J. Nelsen
General Counsel & Secretary